UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   June 12, 2013

GARB CORPORATION
(Exact name of registrant as specified in its charter)

Utah	0-26999	87-0296694
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

5248 Pinemont Drive, Suite C110
Murray, Utah		84123
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 738-1355

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 12, 2013 the Company has entered into a non-binding LETTER OF INTENT, an instrument for GARB CORPORATION (GARB) and MESA RESOURCES INC., (XYZ) to explore and conduct a due diligence process to determine and negotiate a contract for an acquisition agreement for the mutual benefit of both companies.
Here attached as exhibit A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

GARB CORPORATION

Date 6/12/2013

/s/ John Rossi  (Signature)*
JOHN ROSSI – PRESIDENT

*Print name and title of the signing officer under his signature.

Exhibit A

LETTER OF INTENT TO CONDUCT DUE DILIGENCE
ON A POSSIBLE ACQUISITION

This is a non-binding LETTER OF INTENT, an instrument for GARB OIL & POWER CORPORATION (GARB) and MESA RESOURCES INC., (XYZ) to explore and conduct a due diligence process to determine and negotiate a contract for an acquisition agreement for the mutual benefit of both companies. Should EITHER party withdraw, all parties shall be held harmless from all litigation. This agreement is solely to begin negotiations and conduct a full examination for the possibilities of future business in unison. This is a non-binding agreement and NOT a contract, but a letter of intent to negotiate and discuss openly a future joint venture and or acquisition.  Both companies agree to negotiate for the possibilities of GARB purchasing XYZ. The company will be in control of its own destiny.
  .

NOTWITHSTANDING ANY PARAGRAPH TITLES OR TERMS SET FORTH BELOW, THIS IS A NONBINDING LETTER OF INTENT AND NOT AN AGREEMENT OF SALE.

This offer is subject to the following conditions:

1.	The offer is subject to due diligence, which Buyer estimates will finish by June 20, 2013 and full confirmation of reported events.

2.	GARB will purchase 80% of all Issued & Outstanding Shares of XYZ

3.	A definitive Agreement of Sale with terms acceptable to both parties shall be entered into prior to June 30, 2013.

4.
If both parties do not close Definitive Agreement on the venture by June 30, 2013, time being of the essence, either party will have the right to cancel the LOI and the purchase will be considered null, void and terminated by both sides.

5.	If this Letter of Intent is not accepted by both parties prior to 5:00 P.M. EST June 12, 2013, it shall be terminated and of no effect.

This offer is a Joint Venture agreement and asset.

Any information provided to XYZ by GARB and vice versa or its agents or representatives prior to Closing shall be deemed Confidential and shall not be disclosed to any persons other than accountants and attorneys advising the Parties, and all information and all copies thereof of shall be returned to the owners if Closing does not occur and all digital or photo copies shall be destroyed, in addition to the NDA executed by the parties.

Date: June 10, 2013

By acceptance

/s/ John Rossi	/s/ Richard Markle
John Rossi	Name: RICHARD MARKLE
Garb Corporation	Title: CEO
Company: MESA RESOURCE INC.